Exhibit 99.77(q)(a)(2)

VOYA PARTNERS, INC.

ARTICLES SUPPLEMENTARY

Voya Partners, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

SECOND: The total number of shares of Capital Stock that the Corporation currently has authority to issue is 22,600,000,000, par value $0.001 per share (the “Capital Stock”), having an aggregate par value of $22,600,000.

THIRD: The Board of Directors of the Corporation (the “Board of Directors”), under a power contained in the charter of the Corporation (the “Charter”), adopted resolutions reclassifying 900,000,000 authorized and unissued shares of classified Capital Stock as unclassified Capital Stock, thereby decreasing the number of shares of Capital Stock that are classified (but not changing the aggregate number of shares that the Corporation has authority to issue or the aggregate par value thereof), as follows:

Name of Class	Shares Reclassified

Voya Index Solution 2020 Portfolio – Class T	100,000,000
Voya Index Solution 2025 Portfolio – Class T	100,000,000
Voya Index Solution 2030 Portfolio – Class T	100,000,000
Voya Index Solution 2035 Portfolio – Class T	100,000,000
Voya Index Solution 2040 Portfolio – Class T	100,000,000
Voya Index Solution 2045 Portfolio – Class T	100,000,000
Voya Index Solution 2050 Portfolio – Class T	100,000,000
Voya Index Solution 2055 Portfolio – Class T	100,000,000
Voya Index Solution Income Portfolio – Class T	100,000,000

FOURTH:   The shares of Capital Stock of the Corporation reclassified in Article THIRD have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of unclassified Capital Stock as set forth in the Charter.

FIFTH: After the reclassification of the shares of Capital Stock as provided in Article THIRD, the number of shares of each authorized class of Capital Stock is as follows:

Name of Class	Shares Allocated

VY American Century Small-Mid Cap Value Portfolio – Initial Class	100,000,000

Name of Class	Shares Allocated

VY American Century Small-Mid Cap Value Portfolio – Adviser Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio – Class R6	100,000,000
VY American Century Small-Mid Cap Value Portfolio – Service Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio – Service 2 Class	100,000,000
VY Baron Growth Portfolio – Initial Class	100,000,000
VY Baron Growth Portfolio – Adviser Class	100,000,000
VY Baron Growth Portfolio – Class R6	100,000,000
VY Baron Growth Portfolio – Service Class	100,000,000
VY Baron Growth Portfolio – Service 2 Class	100,000,000
VY Columbia Contrarian Core Portfolio – Initial Class	100,000,000
VY Columbia Contrarian Core Portfolio – Adviser Class	100,000,000
VY Columbia Contrarian Core Portfolio – Class R6	100,000,000
VY Columbia Contrarian Core Portfolio – Service Class	100,000,000
VY Columbia Contrarian Core Portfolio – Service 2 Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Initial Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Adviser Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Class R6	100,000,000
VY Columbia Small Cap Value II Portfolio – Service Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Service 2 Class	100,000,000
Voya Global Bond Portfolio – Initial Class	100,000,000
Voya Global Bond Portfolio – Adviser Class	100,000,000
Voya Global Bond Portfolio – Service Class	100,000,000
Voya Index Solution 2020 Portfolio – Initial Class	100,000,000
Voya Index Solution 2020 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2020 Portfolio – Service Class	100,000,000
Voya Index Solution 2020 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2020 Portfolio – Class Z	100,000,000
Voya Index Solution 2025 Portfolio – Initial Class	100,000,000
Voya Index Solution 2025 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2025 Portfolio – Service Class	100,000,000
Voya Index Solution 2025 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2025 Portfolio – Class Z	100,000,000
Voya Index Solution 2030 Portfolio – Initial Class	100,000,000
Voya Index Solution 2030 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2030 Portfolio – Service Class	100,000,000
Voya Index Solution 2030 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2030 Portfolio – Class Z	100,000,000
Voya Index Solution 2035 Portfolio – Initial Class	100,000,000
Voya Index Solution 2035 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2035 Portfolio – Service Class	100,000,000

2

Name of Class	Shares Allocated

Voya Index Solution 2035 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2035 Portfolio – Class Z	100,000,000
Voya Index Solution 2040 Portfolio – Initial Class	100,000,000
Voya Index Solution 2040 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2040 Portfolio – Service Class	100,000,000
Voya Index Solution 2040 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2040 Portfolio – Class Z	100,000,000
Voya Index Solution 2045 Portfolio – Initial Class	100,000,000
Voya Index Solution 2045 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2045 Portfolio – Service Class	100,000,000
Voya Index Solution 2045 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2045 Portfolio – Class Z	100,000,000
Voya Index Solution 2050 Portfolio – Initial Class	100,000,000
Voya Index Solution 2050 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2050 Portfolio – Service Class	100,000,000
Voya Index Solution 2050 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2050 Portfolio – Class Z	100,000,000
Voya Index Solution 2055 Portfolio – Initial Class	100,000,000
Voya Index Solution 2055 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2055 Portfolio – Service Class	100,000,000
Voya Index Solution 2055 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2055 Portfolio – Class Z	100,000,000
Voya Index Solution 2060 Portfolio – Initial Class	100,000,000
Voya Index Solution 2060 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2060 Portfolio – Service Class	100,000,000
Voya Index Solution 2060 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2060 Portfolio – Class Z	100,000,000
Voya Index Solution Income Portfolio – Initial Class	100,000,000
Voya Index Solution Income Portfolio – Adviser Class	100,000,000
Voya Index Solution Income Portfolio – Service Class	100,000,000
Voya Index Solution Income Portfolio – Service 2 Class	100,000,000
Voya Index Solution Income Portfolio – Class Z	100,000,000
VY Invesco Comstock Portfolio – Initial Class	100,000,000
VY Invesco Comstock Portfolio – Adviser Class	100,000,000
VY Invesco Comstock Portfolio – Class R6	100,000,000
VY Invesco Comstock Portfolio – Service Class	100,000,000
VY Invesco Comstock Portfolio – Service 2 Class	100,000,000
VY Invesco Equity and Income Portfolio – Initial Class	100,000,000
VY Invesco Equity and Income Portfolio – Adviser Class	100,000,000
VY Invesco Equity and Income Portfolio – Class R6	100,000,000
VY Invesco Equity and Income Portfolio – Service Class	100,000,000
VY Invesco Equity and Income Portfolio – Service 2 Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Initial Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Adviser Class	100,000,000

3

Name of Class	Shares Allocated

VY JPMorgan Mid Cap Value Portfolio – Class R6 VY JPMorgan Mid Cap Value Portfolio – Service Class	100,000,000 100,000,000
VY JPMorgan Mid Cap Value Portfolio – Service 2 Class	100,000,000
VY Oppenheimer Global Portfolio – Initial Class	250,000,000
VY Oppenheimer Global Portfolio – Adviser Class	100,000,000
VY Oppenheimer Global Portfolio – Class R6	100,000,000
VY Oppenheimer Global Portfolio – Service Class	100,000,000
VY Oppenheimer Global Portfolio – Service 2 Class	100,000,000
VY Pioneer High Yield Portfolio – Initial Class	100,000,000
VY Pioneer High Yield Portfolio – Service Class	100,000,000
VY Pioneer High Yield Portfolio – Service 2 Class	100,000,000
Voya Solution 2020 Portfolio – Initial Class	100,000,000
Voya Solution 2020 Portfolio – Adviser Class	100,000,000
Voya Solution 2020 Portfolio – Service Class	100,000,000
Voya Solution 2020 Portfolio – Service 2 Class	100,000,000
Voya Solution 2020 Portfolio – Class T	100,000,000
Voya Solution 2025 Portfolio – Initial Class	100,000,000
Voya Solution 2025 Portfolio – Adviser Class	100,000,000
Voya Solution 2025 Portfolio – Service Class	100,000,000
Voya Solution 2025 Portfolio – Service 2 Class	100,000,000
Voya Solution 2025 Portfolio – Class T	100,000,000
Voya Solution 2030 Portfolio – Initial Class	100,000,000
Voya Solution 2030 Portfolio – Adviser Class	100,000,000
Voya Solution 2030 Portfolio – Service Class	100,000,000
Voya Solution 2030 Portfolio – Service 2 Class	100,000,000
Voya Solution 2030 Portfolio – Class T	100,000,000
Voya Solution 2035 Portfolio – Initial Class	100,000,000
Voya Solution 2035 Portfolio – Adviser Class	100,000,000
Voya Solution 2035 Portfolio – Service Class	100,000,000
Voya Solution 2035 Portfolio – Service 2 Class	100,000,000
Voya Solution 2035 Portfolio – Class T	100,000,000
Voya Solution 2040 Portfolio – Initial Class	100,000,000
Voya Solution 2040 Portfolio – Adviser Class	100,000,000
Voya Solution 2040 Portfolio – Service Class	100,000,000
Voya Solution 2040 Portfolio – Service 2 Class	100,000,000
Voya Solution 2040 Portfolio – Class T	100,000,000
Voya Solution 2045 Portfolio – Initial Class	100,000,000
Voya Solution 2045 Portfolio – Adviser Class	100,000,000
Voya Solution 2045 Portfolio – Service Class	100,000,000
Voya Solution 2045 Portfolio – Service 2 Class	100,000,000
Voya Solution 2045 Portfolio – Class T	100,000,000
Voya Solution 2050 Portfolio – Initial Class	100,000,000
Voya Solution 2050 Portfolio – Adviser Class	100,000,000
Voya Solution 2050 Portfolio – Service Class	100,000,000

4

Name of Class	Shares Allocated

Voya Solution 2050 Portfolio – Service 2 Class	100,000,000
Voya Solution 2050 Portfolio – Class T	100,000,000
Voya Solution 2055 Portfolio – Initial Class	100,000,000
Voya Solution 2055 Portfolio – Adviser Class	100,000,000
Voya Solution 2055 Portfolio – Service Class	100,000,000
Voya Solution 2055 Portfolio – Service 2 Class	100,000,000
Voya Solution 2055 Portfolio – Class T	100,000,000
Voya Solution 2060 Portfolio – Initial Class	100,000,000
Voya Solution 2060 Portfolio – Adviser Class	100,000,000
Voya Solution 2060 Portfolio – Service Class	100,000,000
Voya Solution 2060 Portfolio – Service 2 Class	100,000,000
Voya Solution 2060 Portfolio – Class T	100,000,000
Voya Solution Aggressive Portfolio – Initial Class	100,000,000
Voya Solution Aggressive Portfolio – Adviser Class	100,000,000
Voya Solution Aggressive Portfolio – Class R6	100,000,000
Voya Solution Aggressive Portfolio – Service Class	100,000,000
Voya Solution Aggressive Portfolio – Service 2 Class	100,000,000
Voya Solution Balanced Portfolio – Initial Class	100,000,000
Voya Solution Balanced Portfolio – Adviser Class	100,000,000
Voya Solution Balanced Portfolio – Class R6	100,000,000
Voya Solution Balanced Portfolio – Service Class	100,000,000
Voya Solution Balanced Portfolio – Service 2 Class	100,000,000
Voya Solution Conservative Portfolio – Initial Class	100,000,000
Voya Solution Conservative Portfolio – Adviser Class	100,000,000
Voya Solution Conservative Portfolio – Class R6	100,000,000
Voya Solution Conservative Portfolio – Service Class	100,000,000
Voya Solution Conservative Portfolio – Service 2 Class	100,000,000
Voya Solution Income Portfolio – Initial Class	100,000,000
Voya Solution Income Portfolio – Adviser Class	100,000,000
Voya Solution Income Portfolio – Service Class	100,000,000
Voya Solution Income Portfolio – Service 2 Class	100,000,000
Voya Solution Income Portfolio – Class T	100,000,000
Voya Solution Moderately Aggressive Portfolio – Initial Class	100,000,000
Voya Solution Moderately Aggressive Portfolio – Adviser Class	100,000,000
Voya Solution Moderately Aggressive Portfolio – Class R6	100,000,000
Voya Solution Moderately Aggressive Portfolio – Service Class	200,000,000
Voya Solution Moderately Aggressive Portfolio – Service 2 Class	100,000,000
Voya Solution Moderately Conservative Portfolio – Initial Class	100,000,000
Voya Solution Moderately Conservative Portfolio – Adviser Class	100,000,000

5

Name of Class	Shares Allocated

Voya Solution Moderately Conservative Portfolio – Class R6	100,000,000
Voya Solution Moderately Conservative Portfolio – Service Class	100,000,000
Voya Solution Moderately Conservative Portfolio – Service 2 Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio – Initial Class	250,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio – Adviser Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio – Class R6	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio – Service Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio – Service 2 Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Initial Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Adviser Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Class R6	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Service Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Service 2 Class	100,000,000
VY Templeton Foreign Equity Portfolio – Initial Class	100,000,000
VY Templeton Foreign Equity Portfolio – Adviser Class	100,000,000
VY Templeton Foreign Equity Portfolio – Class R6	100,000,000
VY Templeton Foreign Equity Portfolio – Service Class	100,000,000
VY Templeton Foreign Equity Portfolio – Service 2 Class	100,000,000

for a total of 19,000,000,000 shares classified into separate classes of Capital Stock, with 3,600,000,000 shares being unclassified Capital Stock.

SIXTH: The Board of Directors reclassified the shares of Capital Stock under the authority contained in the Charter. These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

6

The undersigned Senior Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Senior Vice President and attested by its Secretary as of the 28th day of September, 2016.

ATTEST:	VOYA PARTNERS, INC.

/s/ Huey P. Falgout, Jr.	/s/ Todd Modic
Name: Huey P. Falgout, Jr.	Name: Todd Modic
Title: Secretary	Title: Senior Vice President

7

CERTIFICATE

THE UNDERSIGNED, Senior Vice President of Voya Partners, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Todd Modic
Name: Todd Modic
Title: Senior Vice President

8